CastleRock Fund
A series of Advisors Series Trust

May 26, 2006

Supplement to the Prospectus
Dated February 28, 2006

Portfolio Turnover

The Fund’s annual portfolio turnover rate indicates changes in its portfolio investments. The Advisor will sell a security when appropriate and consistent with the Fund’s investment objectives and policies, regardless of the effect on the Fund’s portfolio turnover rate.

Please note that buying and selling securities generally involves some expense to the Fund, such as broker commissions and other transaction costs. A high turnover rate (greater than 100%) in any year will result in payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Buying and selling securities could result in payment by shareholders of an ordinary income tax on short-term capital gains or a higher tax amount on long-term capital gains.

The Fund cannot accurately predict its future annual portfolio turnover rate. The Fund anticipates that its annual portfolio turnover rate will normally exceed 150%.  To the extent that the Fund engages in writing covered call options in attempting to achieve its investment objective, portfolio turnover may be increased as call options are exercised.  In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Please retain this Supplement with your Prospectus for future reference.